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                                                                   EXHIBIT 10.44


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                             INTERCREDITOR AGREEMENT

                           DATED AS OF MARCH 28, 2003

                                     BETWEEN

                              BANK OF AMERICA, N.A.
                  AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

                                       AND

                               CITICORP USA, INC.
                               AS TRANCHE A AGENT

                                       AND


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                                 CITIBANK, N.A.
                          AS TRANCHE A COLLATERAL AGENT



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                                TABLE OF CONTENTS


SECTION 1.        Definitions....................................................................................2

         1.01.    Definition of Terms Used Herein Generally......................................................2

         1.02.    Definition of Certain Terms Used Herein........................................................2

         1.03.    Rules of Interpretation........................................................................4

SECTION 2.        Treatment of Liens on Synthetic Lease Properties During Preference Period......................4

         2.01.    Acknowledgment of Liens........................................................................4

         2.02.    Priority of Tranche A Liens Under Certain Circumstances........................................4

         2.03.    Tranche A Agent and Tranche A Collateral Agent.................................................5

         2.04.    Termination of Priority and Tranche A Liens upon Expiration of Preference Period...............5

         2.05.    Termination of Priority Following Insolvency Event.............................................5

         2.06.    Treatment of Liens in Certain Circumstances....................................................6

SECTION 3.        Priority in Synthetic Lease Properties upon Expiration of Preference Period....................5

         3.01.    Nature of Claim; No Additional Lien............................................................5

         3.02.    Priority Claim; Application of Proceeds........................................................6

         3.03.    Reduction of Priority Claim....................................................................8

         3.04.    No Sale of Synthetic Lease Properties; No Other Claims.........................................8

SECTION 4.        Priority of Senior Priority Facility...........................................................8

         4.01.    Priority of Senior Priority Obligations........................................................8

         4.02.    Priority of Senior Priority Liens..............................................................9

         4.03.    Turnover.......................................................................................9

         4.04.    Certain Distributions..........................................................................9

         4.05.    Certain Payments Permitted....................................................................10

         4.06.    No Action.....................................................................................10

SECTION 5.        Miscellaneous.................................................................................10

         5.01.    Notices.......................................................................................10

         5.02.    Governing Law; Consent To Jurisdiction........................................................10

         5.03.    Waiver Of Jury Trial, Etc.....................................................................11

         5.04.    Counterparts..................................................................................11

         5.05.    Headings......................................................................................11

         5.06.    Successors and Assigns........................................................................11

         5.07.    No Strict Construction........................................................................11

         5.08.    Severability..................................................................................11

         5.09.    Amendments....................................................................................11

         SCHEDULES

         A        Pledged Equity Interests
         B        Grantors



                                       ii

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         INTERCREDITOR AGREEMENT (this "Intercreditor Agreement"), dated as of
March 28, 2003, between BANK OF AMERICA, N.A., as Administrative Agent and as Collateral Agent under the Credit Agreement referred to below (in such capacities, the "Agent"), and CITICORP USA, INC., as Tranche A Agent (the "Tranche A Administrative Agent") and CITIBANK, N.A., as Tranche A Collateral Agent under the Credit Agreement referred to below (the "Tranche A Collateral Agent"; and collectively with the Tranche A Administrative Agent, the "Tranche A Agents").

                              W I T N E S S E T H:

         WHEREAS, Reliant Resources, Inc. ("RRI"), the lenders party thereto, and Bank of America, N.A., as administrative agent have previously entered into that certain 364-Day Credit Agreement dated as of August 23, 2001 (as such agreement has heretofore been amended, supplemented or otherwise modified as of the date hereof, the "364-Day Credit Agreement"); and

         WHEREAS, RRI, the lenders party thereto, and Bank of America, N.A., as administrative agent previously have entered into that certain Three-Year Credit Agreement dated as of August 23, 2001 (as such agreement has heretofore been amended, supplemented or otherwise modified as of the date hereof, the "Three-Year Credit Agreement"); and

         WHEREAS, RRI, the lenders party thereto, and Bank of America, N.A., as administrative agent previously have entered into that certain Interim 364-Day Credit Agreement dated as of November 15, 2001 (as such agreement has heretofore been amended, supplemented or otherwise modified as of the date hereof, the "Interim 364-Day Credit Agreement"; and together with the 364-Day Credit Agreement and the Three-Year Credit Agreement, the "Existing Credit Agreements"); and

         WHEREAS, (a) the Owner Trusts, Signal Peak Trust, the lenders party thereto, Citicorp USA, Inc., as Administrative Agent and certain other parties thereto, previously have entered into that certain $2,425,000,000 Amended and Restated Credit Agreement dated as of November 29, 2001 (the "CAA Credit Agreement"), (b) the Owner Trusts, Signal Peak Trust, Citicorp USA, Inc., as Lender Agent, Citibank, N.A., as Collateral Agent, and certain other secured parties and authorized representatives previously have entered into that certain Collateral Agency and Intercreditor Agreement dated as of November 29, 2001, (c) First Union Trust Company, National Association, as Master Owner Trustee, Citicorp USA, Inc., as Administrative Agent, the Owner Trusts, Signal Peak Trust, and the Certificate Participants previously have entered into that certain Master Trust Agreement dated as of November 29, 2001, (d) each Owner Trust and its corresponding Reliant LLC, as agent, Signal Peak Trust, as owner trust, Signal Peak LLC, as agent, and, in each case, the other parties thereto previously have entered into the four Amended and Restated Construction Agency Agreements dated as of November 29, 2001, (e) each Owner Trust, as Lessor, and its corresponding Reliant LLC, as Lessee, previously have entered into the three Lease and Security Agreements dated as of November 29, 2001, (f) each Reliant LLC, as Ground Lessor, and its corresponding Owner Trust, as Ground Lessee, previously have entered into the three Ground Leases dated as of November 29, 2001, (g) RRI previously has made, in favor of each Owner Trust, the three Amended and Restated Guaranties dated as of November 29, 2001, and the Guaranty dated as of November 21, 2001, guaranteeing to each Owner Trust and the Signal Peak Trust the obligations of its corresponding Reliant LLC and Signal Peak LLC (as the case may be) under the corresponding CAA and other agreements, and (h) certain other documents previously have been executed in connection with the foregoing, including the other security documents referred to in all of the CAAs (as all of such foregoing agreements have heretofore been amended, supplemented or otherwise modified from time to time, the "Synthetic Lease Documents"); and

         WHEREAS, at the request of RRI, and in order to (i) amend and restate the Existing Credit Agreements and the Synthetic Lease Documents to restructure the obligations thereunder and (ii) provide for a new revolving credit facility for RRI in the amount of $300 million on certain terms, RRI, the other Credit Parties referred to therein, the Lenders referred to therein, the Administrative Agent, the Collateral Agent, the Tranche A Administrative Agent and the Tranche A Collateral Agent, among others, have entered into that certain Amended and Restated Credit and Guaranty Agreement dated as of the date hereof (as the same may be amended, modified or supplemented from time to time, the "Credit Agreement"); and

         WHEREAS, in order to facilitate the general pooling of assets contemplated by the Lenders under the Credit Agreement and the other Fundamental Documents, to provide the Lenders previously party to the Synthetic Lease Documents with, inter alia, a priority claim in any insolvency proceeding involving RRI or any Grantor arising from the sale or disposition of any Synthetic Lease Property and to establish certain rights in the event that an Insolvency Event occurs during the Preference Period or prior to the payment of the Tranche A Loans or the Adjusted Tranche A Obligations, as the case may be, the Agent and the Tranche A Agent are entering into this Intercreditor Agreement.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. Definitions.

                  1.01. Definition of Terms Used Herein Generally. All capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement.

                  1.02. Definition of Certain Terms Used Herein. As used herein, the following terms shall have the following meanings:

         "Adjusted Tranche A Lenders" shall mean Lenders holding Adjusted Tranche A Obligations.

         "Adjusted Tranche A Obligations" shall mean, in the event an Insolvency Event occurs on any date prior to the expiration of the Preference Period, the sum of the following obligations outstanding on such date: (i) Tranche A Loans,
(ii) the Tranche A Revolving Loans, plus (iii) accrued and unpaid interest on the foregoing loans, it being agreed that the maximum principal amount of outstanding obligations referred to in clause (i) shall not exceed $920,617,731.33 and the maximum principal amount of obligations referred to in clause (ii) shall not exceed $504,382,268.67.

         "Credit Agreement" shall have the meaning assigned to such term in the fifth recital of this Intercreditor Agreement.

         "Effective Date" shall mean the date which is the later of (x) date on which all the Mortgages and UCC financing statements executed and delivered by the Grantors in favor of the Collateral Agent (for the benefit of the Secured Parties) with respect to the Collateral (other than the Synthetic Lease Properties) have been filed and (y) the date on which the Collateral Agent (for the benefit of the Secured Parties) takes physical possession of the equity interests of the entities listed on Schedule A hereto.

         "Grantors" shall mean RRI and each of the entities listed on Schedule B hereto.

         "Insolvency Event" shall mean the commencement of any voluntary or involuntary case or proceeding by or against RRI or any Grantor under the Bankruptcy Code.

         "Non-SLP Proceeds" shall mean any cash proceeds received by the Administrative Agent, the Collateral Agent, the Tranche A Administrative Agent or the Tranche A Collateral Agent in connection with the Fundamental Documents with respect to, and amounts received from, the sale, transfer or other disposition of any Collateral or any other asset or property subject to a Lien other than the Synthetic Lease Property pursuant to any Security Document (or any portion thereof) or any enforcement, foreclosure or other realization event relating thereto, in each case net of costs, expenses and taxes payable as a result of such enforcement, foreclosure or realization.

         "Preference Period" shall mean the period beginning on the Effective Date and ending at 12:01 a.m. (Eastern time) on the date which is ninety-one
(91) days thereafter.

         "Priority Claim" shall mean the priority claim provided to the Tranche A Lenders under Section 3.02(a) or (c) hereof.

         "Remaining Lenders" shall mean the Lenders under the Credit Agreement in their capacities other than as a Tranche A Lender or an Adjusted Tranche A Lender.

         "Remaining Priority" shall mean the amount, determined in the circumstances where a sale of all or of a portion of the Synthetic Lease Properties are sold prior to the occurrence of an Insolvency Event (but after the expiration of the Preference Period), which shall be equal to the excess, if any, of $200,000,000 over the SLP Proceeds arising from the sale or sales of Synthetic Lease Property prior to the occurrence of an Insolvency Event.

         "Restructuring Liens" shall mean the Liens granted by all of the Grantors on all of their assets and properties (other than any Excluded Property, but including the Synthetic Lease Properties) to secure, among other things, the Restructured Obligations and shall exclude the Liens granted on the Synthetic Lease Properties pursuant to the SL Security Documents.

         "Restructured Obligations" shall mean all Obligations owing by the Credit Parties to the Term Lenders, the Revolving Lenders, any Revolver Issuing Bank, any Lender Hedging Banks, the Tranche A Agent (if applicable) and any Agent under the Credit Agreement and the other Fundamental Documents.

         "Senior Priority Liens" shall mean the Liens granted by all of the Creditor Parties on all of their assets and properties (other than any Excluded Property, but including the Synthetic Lease Properties) to secure, among other things, the Senior Priority Obligations.

         "Senior Secured Credit Termination Date" shall have the meaning assigned to such term in Section 4.01 hereof.

         "SLP Proceeds" shall mean any cash proceeds received by the Administrative Agent, the Collateral Agent, the Tranche A Administrative Agent or the Tranche A Collateral Agent in connection with the Fundamental Documents with respect to, and amounts received from, the sale, transfer or other disposition of any Synthetic Lease Property (or any portion thereof) or any enforcement, foreclosure, Recovery Event or other realization event relating thereto (including without limitation any realization under any title insurance policy issued in connection with any Synthetic Lease Property), in each case net of costs, expenses and taxes payable as a result of such sale, transfer, other disposition or enforcement, foreclosure or realization.

         "SL Security Documents" means the documents listed on Schedule 1H to the Credit Agreement.

         "Synthetic Lease Property" shall mean (i) the Hunterstown Project comprised of the land and the improvements and equipment constructed or installed thereon (including all related appliances, appurtenances, accessions, controls, interconnection facilities, transmission lines, wiring, furnishings, materials and parts and other related facilities and equipment, along with any replacements), and all associated contracts, rights and assets, associated with the electrical generating facility and related facilities located in, or to be located in, Straban Township, Adams County, Pennsylvania, excluding the Existing Hunterstown Facility (as defined in the Amended and Restated Lease and Security Agreement, dated as of March 28, 2003, between Reliant Energy Hunterstown, LLC and Hunterstown Trust, (ii) the Choctow County Project comprised of the land and the improvements and equipment constructed or installed thereon (including all related appliances, appurtenances, accessions, controls, interconnection facilities, transmission lines, wiring, furnishings, materials and parts and other related facilities and equipment, along with any replacements), and all associated contracts, rights and assets, associated with the electrical generating facility and related facilities located in, or to be located in, Choctaw County, Mississippi and (iii) the Seward Project comprised of the land and the improvements and equipment constructed thereon (including all related appliances, appurtenances, accessions, controls, interconnection facilities, transmission lines, wiring, furnishings, materials and parts and other related facilities and equipment, along with any replacements), and all associated contracts, rights and assets, associated with the electrical generating facility and related facilities located in, or to be located in, East Wheatfield and West Wheatfield Townships, Indiana County, Pennsylvania, excluding the Existing Seward Facility, but including certain Shared Facilities (as such terms are defined in the Amended and Restated Lease and Security Agreement, dated as of March 28, 2003, between Reliant Energy Seward, LLC and Seward Trust).

         "Tranche A Liens" shall mean the Liens on the Synthetic Lease Properties securing the Adjusted Tranche A Obligations which are subject to the provisions to Section 2.04.

         "Tranche A Revolving Loans" shall mean that portion of the Revolving Loans that, prior to giving effect to the restructuring contemplated by the Credit Agreement, constituted loans under the CAA Credit Agreement or investments under the Master Trust Agreement.



                  1.03. Rules of Interpretation. The rules of interpretation specified in Article 1 of the Credit Agreement shall be applicable to this Intercreditor Agreement.

         SECTION 2. Treatment of Liens on Synthetic Lease Properties During Preference Period.

                  2.01. Acknowledgment of Liens. The parties acknowledge and agree that, (i) pursuant to the Synthetic Lease Documents, certain Credit Parties have granted the Tranche A Liens and (ii) pursuant to the Fundamental Documents, all of the Credit Parties have granted the Restructured Liens. Each of (i) the Administrative Agent and the Collateral Agent (on their own behalf and on behalf of the Lenders and the Senior Priority Lenders) and (ii) the Tranche A Administrative Agent and the Tranche A Collateral Agent (on their own behalf and on behalf of the Tranche A Lenders and the Adjusted Tranche A Lenders) agree that they shall not contest the validity, enforceability or priority of the respective Liens being granted to secure the Senior Priority Loans, the Restructured Obligations, the Tranche A Loans or the Adjusted Tranche A Obligations.

                  2.02. Priority of Tranche A Liens Under Certain Circumstances. Subject to Sections 2.04, 2.05 and 4.01, if an Insolvency Event shall occur during the Preference Period, the parties agree that, as between the Adjusted Tranche A Lenders and the Remaining Lenders, any SLP Proceeds shall be applied as follows: first, to reimburse the Tranche A Agent for reasonable costs and expenses incurred after the Insolvency Event in respect of the preservation and enforcement of rights of the Adjusted Tranche A Obligations; second, to pay the accrued but unpaid interest on the Tranche A Loans and the Tranche A Revolving Loans; third, to (x) pay the outstanding principal balance of the Adjusted Tranche A Obligations (with amounts payable to each Adjusted Tranche A Lender to be determined in accordance with the amount of outstanding Adjusted Tranche A Obligations) to be applied against the scheduled amortization payments thereof in direct order of maturity, and (y) to cash collateralize Revolver Letters of Credit to the extent that the Adjusted Tranche A Lenders are obligated to reimburse the Revolver Issuing Bank therefor, in an amount equal to 105% of the outstanding Revolver L/C Exposure of the Adjusted Tranche A Lenders on a pro rata basis; and fourth, to pay the Restructured Obligations. As between the Remaining Lenders and the Adjusted Tranche A Lenders, amounts received by the Adjusted Tranche A Lenders pursuant to this Section 2.02 shall not be subject to
Section 10.3 of the Credit Agreement.

                  2.03. Tranche A Administrative Agent and Tranche A Collateral Agent. Pursuant to this Intercreditor Agreement and the Credit Agreement, and subject to Sections 2.04 and 4.01 hereof, the Tranche A Administrative Agent and Tranche A Collateral Agent shall act as administrative and collateral agent, as the case may be, on behalf of the Adjusted Tranche A Lenders with respect to the Tranche A Liens during the Preference Period. The Tranche A Collateral Agent shall only be permitted to assert rights and exercise remedies in respect of Synthetic Lease Properties, the Tranche A Liens and the Adjusted Tranche A Obligations. Upon the expiration of the Preference Period without there having occurred an Insolvency Event (or should an Insolvency Event have occurred and have been dismissed by a final, non-appealable order prior to the expiration of the Preference Period), the administrative agency and the collateral agency in respect of the Tranche A Loans, the Tranche A Revolving Loans or the Adjusted Tranche A Obligations, as the case may be, shall cease, and the Tranche A Administrative Agent and the Tranche A Collateral Agent shall, automatically and without any further action on the part of any Person, cease to be the Tranche A Administrative Agent and Tranche A Collateral Agent hereunder. In such an event, the Administrative Agent shall have the sole responsibility for the general administration of the Credit Agreement and the other Fundamental Documents and any other documents contemplated by the Credit Agreement or any other Fundamental Document for all of the Loans and the Collateral Agent shall have sole responsibility in respect of the Collateral under all such documents and under applicable law.

                  2.04. Termination of Priority and Tranche A Liens upon Expiration of Preference Period. If (i) no Insolvency Event shall occur during the Preference Period or (ii) should an Insolvency Event have occurred and have been dismissed prior to 12:01 a.m. of the ninety-first day following the Effective Date pursuant to a final, non-appealable order, (a) this Section 2 shall automatically and without any further action on the part of any Person terminate and cease to be in effect for all purposes of this Intercreditor Agreement and the other Fundamental Documents and (b) the Tranche A Liens shall no longer secure any of the Adjusted Tranche A Obligations and shall be deemed to secure the Restructured Obligations. For purposes of this Section 2.04, the occurrence and dismissal of an Insolvency Event prior to the expiration of the Preference Period as provided in the preceding sentence shall not have the effect of shortening the Preference Period to a duration of less than the period set forth in the definition of Preference Period.

                  2.05. Termination of Priority Following Insolvency Event. Notwithstanding the occurrence during the Preference Period of an Insolvency Event, the priority claim set forth in Section 2.02 shall automatically and without any further action on the part of any Person terminate and cease to be in effect for all purposes upon the occurrence of any of the following events with respect to any potential or actual lien avoidance or similar claims pertaining to the Restructuring Liens or any payments made in respect of any of the Restructured Obligations: (i) any determination by a court of competent jurisdiction pursuant to a final non-appealable order that the Restructuring Liens are not to be avoided or payments made in respect of the Restructured Obligations are not to be recovered, (ii) resolution of any such claims pursuant to a final non-appealable order confirming a plan of reorganization or liquidation with respect to any of the Grantors in a manner consistent with the preceding clause
(i), (iii) a settlement or other compromise in which some or all of the Restructuring Liens remain in effect or payments made in respect of the Restructured Obligations made prior to or during any Insolvency Proceeding are retained by the relevant Secured Parties, which settlement or compromise is approved by a final non-appealable order of a court of competent jurisdiction, or (iv) all parties in interest fail to properly assert any such avoidance or recovery actions during any applicable time periods established by a final non-appealable order of a court of competent jurisdiction in respect of such avoidance or recovery actions, provided, however in the event such order is vacated or modified by a court of competent jurisdiction and the applicable time period is extended, then the extended period arising from such vacated or modified order shall apply.

                  2.06. Treatment of Liens in Certain Circumstances. Without limitation of Section 2.05, if, following the occurrence of an Insolvency Event during the Preference Period, any of the events described in clauses (i) through
(iv) of Section 2.05 occur whereby a portion of the Restructuring Liens are retained or a portion of the payments made in respect of the Refinancing Obligations made prior to or during any Insolvency Proceeding are retained by the relevant Secured Parties, the Adjusted Tranche A Lenders and the Remaining Lenders authorize the Agent and the Tranche A Agent to (and each of the Agent and the Tranche A Agent agrees that it shall) conduct good faith negotiations to determine the extent of the benefit afforded to the Adjusted Tranche A Lenders on account of the Tranche A Liens pursuant to this Section 2 and detriment to the Adjusted Tranche A Lenders on account of any events described in clauses (i) through (iv) of Section 2.05.

         SECTION 3. Priority in Synthetic Lease Properties upon Expiration of Preference Period.

                  3.01. Nature of Claim; No Additional Lien. As set forth herein and subject to Section 3.03 and 3.05, this Section 3 establishes an intercreditor claim between (i) the Tranche A Administrative Agent, the Tranche A Collateral Agent and the Tranche A Lenders and (ii) the Administrative Agent, the Collateral Agent and the Remaining Lenders, and is not intended and shall not be deemed to provide to the Tranche A Lenders a separate Lien in any property or assets of any Grantor or any additional rights, claims or standing in any proceeding under any Debtor Relief Law.

                  3.02. Priority Claim; Application of Proceeds.

                           (a) Priority Claim - Tranche A Loans Equal to or
Greater Than $200,000,000. The parties agree that should an Insolvency Event occur subsequent to the expiration of the Preference Period and there are outstanding Tranche A Loans in an amount equal to or in excess of two hundred million dollars ($200,000,000), the Tranche A Lenders shall have a priority claim as follows:

                                    (i) Sales of Synthetic Lease Properties
Following Insolvency Event with No Prior Sales Conducted: If no Synthetic Lease Property has been sold prior to the occurrence of such Insolvency Event, then as between the Tranche A Lenders and the Remaining Lenders (and without limitation of the priority rights of the Senior Priority Lenders as set forth below and in the Fundamental Documents) the Tranche A Lenders shall, subject to Sections 3.03 and 4.01, have a priority claim in the first two hundred million dollars ($200,000,000) of SLP Proceeds available for distribution, and such SLP Proceeds shall be applied as set forth in Section 3.02(b);

                                    (ii) Sales of Synthetic Lease Properties
Prior to an Insolvency Event Where SLP Proceeds Equal to or Greater Than $200,000,000: If sales of Synthetic Lease Property have occurred prior to such Insolvency Event resulting in SLP Proceeds in an amount equal to or greater than two hundred million dollars ($200,000,000), then as between the Tranche A Lenders and the Remaining Lenders (and without limitation of the priority rights of the Senior Priority Lenders as set forth below and in the Fundamental Documents) the Tranche A Lenders shall, subject to Sections 3.03 and 4.01, have a priority claim in the first two hundred million dollars ($200,000,000) of Non-SLP Proceeds available for distribution and such Non-SLP Proceeds shall be applied as set forth in Section 3.02(b); and

                                    (iii) Sales of Synthetic Lease Properties
Prior to an Insolvency Event Where SLP Proceeds Less Than $200,000,000: If sales of Synthetic Lease Property have occurred prior to such Insolvency Event resulting in SLP Proceeds in an amount less than two hundred million dollars ($200,000,000), then as between the Tranche A Lenders and the Remaining Lenders (and without limitation of the priority rights of the Senior Priority Lenders as set forth below and in the Fundamental Documents) the Tranche A Lenders shall, subject to Sections 3.03 and 4.01, have a priority claim in an amount equal to the sum of (A) the amount of SLP Proceeds arising prior to such Insolvency Event (which in all events shall be less than $200,000,000) plus (B) the lesser of (I) the amount of SLP Proceeds arising after the occurrence of such Insolvency Event and (II) an amount equal to the Remaining Priority, with such Non-SLP Proceeds and SLP Proceeds, as the case may be, to be applied as set forth in Section 3.02(b).

                           (b) Application of Proceeds. To the extent that the
Tranche A Lenders are entitled to a priority claim in any SLP Proceeds or Non-SLP Proceeds pursuant to Section 3.02(a), notwithstanding any other provision of this Intercreditor Agreement (other than Section 4 hereof) or any other Fundamental Document, such SLP Proceeds or Non-SLP Proceeds, as the case may be, shall be applied as follows: first, to pay the accrued but unpaid interest on the Tranche A Loans, on a pro rata basis determined in accordance with amounts owed with respect to the foregoing; second, to pay the outstanding principal balance of the Tranche A Loans (with amounts payable to each Tranche A Lender to be determined in accordance with the amount of outstanding Tranche A Loans owed to such Tranche A Lender) and to be applied against the scheduled amortization payments thereof in direct order of maturity, third, to pay the accrued but unpaid interest on the Term Loans and Revolving Credit Loans, accrued but unpaid Revolver Commitment Fees and Letter of Credit Fees in respect of Revolver Letters of Credit, on a pro rata basis determined in accordance with amounts owed with respect to the foregoing; fourth, to pay (x) the outstanding principal balance of the Term Loans and the Revolving Credit Loans (with amounts payable to each Remaining Lender to be determined in accordance with the amount of outstanding Term Loans and Revolving Credit Loans owed to such Remaining Lender) and, in the case of the Term Loans, to be applied against the scheduled amortization payments thereof in direct order of maturity, (y) to cash collateralize Revolver Letters of Credit in an amount equal to 105% of the outstanding Revolver L/C Exposure; and (z) to pay Revolver Issuing Banks for all unreimbursed drawings under Revolver Letters of Credits on a pro rata basis determined in accordance with the aggregate outstanding principal balance of the Terms Loans and the Revolving Credit Loans, the aggregate L/C Exposure attributable to Revolver Letters of Credit and (without any duplication) the aggregate amount of all unreimbursed drawings under Revolver Letters of Credit; and fifth, to pay the remainder of the Restructured Obligations or any other amounts then due under the Credit Agreement or any other Fundamental Document. As between the Remaining Lenders and the Synthetic Lease Lenders, amounts received by the Tranche A Lenders pursuant to this Section 3.02(b) shall not be subject to Section 10.3 of the Credit Agreement.

                           (c) Priority Claim - Tranche A Loans Less Than
$200,000,000. The parties agree that, notwithstanding any other provision of this Intercreditor Agreement (other than Section 4 hereof) or any other Fundamental Document, after the expiration of the Preference Period and as so long as an Insolvency Event has not occurred (or if it shall have occurred, has been dismissed prior to 12:01 A.M. (ET) on the ninety-first day follow the Effective Date pursuant to a final, non-appealable order), to the extent the outstanding principal amount of the Tranche A Loans is less than two hundred million dollars ($200,000,000), the provisions of Sections 3.02(a) and (b) shall apply in all respects until the outstanding principal amount of the Tranche A Loans and accrued interest thereon is paid in full, provided, that to the extent that any payment of any principal amount of the Tranche A Loans or interest thereon is rescinded or must otherwise be restored or returned by any Tranche A Lender to the payor or its trustee in accordance with the order of any court of competent jurisdiction in any insolvency, bankruptcy, dissolution, liquidation or reorganization of the payor (or a settlement of any claim or potential claim made in connection with any such proceeding), or as required as a result of the appointment of any custodian, receiver, trustee or other officer with respect to the payor or any substantial part of its property or assets, the provisions of this Section 3 shall be reinstated as to any Tranche A Loans as to which such restoration or return shall have occurred.

                           (d) Termination of Claim Upon Repayment of Tranche A
Loans. Upon the payment in full of the outstanding principal amount of the Tranche A Loans and accrued interest thereon, the provisions of this Section
3.02 shall automatically and without any further action on the part of any Person terminate and cease to be in effect for all purposes of this Intercreditor Agreement and the other Fundamental Documents and the Tranche A Lenders shall not be entitled to any priority of payment or claims in any respect, provided, that to the extent that any payment of any principal amount of the Tranche A Loans or interest thereon is rescinded or must otherwise be restored or returned by any Tranche A Lender to the payor or its trustee in accordance with the order of any court of competent jurisdiction in any insolvency, bankruptcy, dissolution, liquidation or reorganization of the payor (or a settlement of any claim or potential claim made in connection with any such proceeding), or as required as a result of the appointment of any custodian, receiver, trustee or other officer with respect to the payor or any substantial part of its property or assets, the provisions of this Section 3 shall be reinstated as to any Tranche A Loans as to which such restoration or return shall have occurred.

                           (e) Termination of Claim Upon Conclusion of
Insolvency Proceeding. Following the occurrence of an Insolvency Event and the conclusion of the relevant case or proceeding pursuant to a final, non-appealable order confirming a plan of reorganization or liquidation with respect to the Grantors, the provisions of this Section 3.02 shall automatically and without any further action on the part of any Person terminate and cease to be in effect for all purposes of this Intercreditor Agreement and the other Fundamental Documents, provided, that nothing contained herein shall limit any Tranche A Lender's right to vote for or against a plan of reorganization in any insolvency case involving the Credit Parties.

                  3.03. Reduction of Priority Claim. Any priority claim arising in favor of the Tranche A Lenders pursuant to Section 3.02(a) or (c) shall be reduced by an amount equal to the amount of any SLP Proceeds received prior to the occurrence of an Insolvency Event by such Tranche A Lender pursuant to the Fundamental Documents or under applicable law.

                  3.04. No Sale of Synthetic Lease Properties; No Other Claims.

                           (a) If no SLP Proceeds arise prior to or after the
occurrence of an Insolvency Event, the Tranche A Lenders shall not realize upon or have any rights in respect of any priority claim referred to in this Section.

                           (b) The Tranche A Lenders shall have no rights with
respect to any priority claim referred to in this Section other than those rights expressly set forth in this Section.

         SECTION 4. Priority of Senior Priority Facility

                  4.01. Priority of Senior Priority Obligations. Each of the Tranche A Administrative Agent and the Tranche A Collateral Agent, on its own behalf and on behalf of the Tranche A Lenders, irrevocably confirms and agrees that (i) all of its and Tranche A Lenders' rights and interests in, under or in respect of the Fundamental Documents relating to the Tranche A Loans and the Adjusted Tranche A Obligations, as the case may be, shall be in all respects subordinate and junior in right of payment and collection to the prior indefeasible payment in full in cash of the Senior Priority Obligations and (ii) following the occurrence and continuance of an Event of Default, no payment of or on account of the Priority Claim or the Adjusted Tranche A Obligations shall be made, including by means of setoff, offset, recoupment or by any other means, or any guaranty therefor enforced, unless and until the date upon which all of the Senior Priority Obligations have been indefeasibly paid in full in cash, the Senior Priority Commitments shall have been terminated in their entirety and all Senior Priority Letters of Credit have expired or been terminated, cancelled, surrendered or cash collateralized in an amount equal to 105% of the face amount of all such letters of credit (such date, the "Senior Secured Credit Termination Date").

                  4.02. Priority of Senior Priority Liens. Each of the Tranche A Administrative Agent and the Tranche A Collateral Agent, on its own behalf and on behalf of the Tranche A Lenders, irrevocably confirms and agrees that the Tranche A Liens are and shall be subordinate and junior in priority, operation and effect to the Senior Priority Liens notwithstanding the fact that (i) the Tranche A Liens may have been perfected prior to or simultaneously with the Senior Priority Liens or (ii) the Senior Priority Liens may not have been perfected or shall be invalid, avoided or unenforceable.

                  4.03. Turnover. Except as expressly set forth in Section 4.05, should any payment, distribution or security or the proceeds thereof (whether in cash, property or securities) nevertheless be received by the Tranche A Administrative Agent, the Tranche A Collateral Agent or any Tranche A Lender on account of or with respect to the Priority Claim or Adjusted Tranche A Obligations, as the case may be, or any Synthetic Lease Property or proceeds thereof prior to the Senior Secured Credit Termination Date, the Tranche A Administrative Agent, Tranche A Collateral Agent or such Tranche A Lender shall forthwith deliver the same to the Collateral Agent for distribution to the Senior Priority Lenders, in the form received (together with any endorsement or assignment by the Tranche A Administrative Agent, Tranche A Collateral Agent or Tranche A Lenders where required by the Collateral Agent), for application on account of the Senior Priority Obligations and, until so delivered, the same shall be held in trust by the Tranche A Administrative Agent, Tranche A Collateral Agent or the Tranche A Lenders as trustee for the Collateral Agent for the benefit of the Senior Priority Lenders.

                  4.04. Certain Distributions. In the event of any receivership, insolvency, bankruptcy, assignment for the benefit of creditors, readjustment of indebtedness, composition, reorganization (whether or not pursuant to bankruptcy laws), sale of all or substantially all of the assets, dissolution, winding up, liquidation, or any other marshalling of the assets and liabilities of the Credit Parties while any of the Senior Priority Obligations remain outstanding, any payment or distribution of assets of the Credit Parties of any kind or character, whether in cash, securities or other property, which would otherwise be payable to or deliverable to the Tranche A Administrative Agent, the Tranche A Collateral Agent or the Tranche A Lenders upon or with respect to any or all of the Priority Claims or the Adjusted Tranche A Obligations or which would constitute the Collateral (including any Synthetic Lease Property) or the proceeds of the Collateral (including any Synthetic Lease Property) shall be paid or delivered directly to the Collateral Agent for application to the Senior Priority Obligations in accordance with this Intercreditor Agreement until the Senior Secured Credit Termination Date. The Senior Priority Lenders shall have the right to enforce, collect and receive every such payment or distribution and give acquittance therefor. If any of the events described in the first sentence of this Section 4.04 occurs, the Tranche A Administrative Agent, the Tranche A Collateral Agent and the Tranche A Lenders hereby irrevocably consent, in advance, to the granting to the Collateral Agent or the Senior Priority Lenders of any replacement liens or other adequate protection to the Collateral Agent or the Senior Priority Lenders pursuant to 11 U.S.C. Sections 105, 361, 362, 363, 364, 365, 506 or 553 which, during the pendency of an Insolvency Event of any of the Grantors which was commenced prior to the termination of the Preference

Period and if the priority claim established under Section 2.02 hereof has not been terminated pursuant to the terms of Section 2.05 hereof, such claims shall not be senior to, or parri passu with, the Tranche A Liens.

                  4.05. Certain Payments Permitted. So long as no Default or Event Default shall have occurred and be continuing under the Credit Agreement and provided that the Credit Parties shall have paid all amounts then due and owing to the Senior Priority Lenders under the Credit Agreement, the Senior Priority Lenders and the Collateral Agent consent to the payment by the Credit Parties of amounts then due and owing to the Tranche A Lenders under the Credit Agreement.

                  4.06. No Action. Each of the Tranche A Administrative Agent and the Tranche A Collateral Agent, on its own behalf and on behalf of the Tranche A Lenders and the Adjusted Tranche A Lenders, irrevocably confirms and agrees that it will not directly or indirectly take any action to contest or challenge (a) the validity, legality, enforceability or perfection of any Fundamental Document or the Senior Priority Liens or (b) the priority of the Senior Priority Liens.

         SECTION 5. Miscellaneous.

                  5.01. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Intercreditor Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner and to the address, and deemed received, as provided for in Section 11.1 of the Credit Agreement.

                  5.02. Governing Law; Consent To Jurisdiction.

                           (a) THIS INTERCREDITOR AGREEMENT SHALL BE GOVERNED
BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                           (b) Each party hereto hereby irrevocably and
unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Intercreditor Agreement or the other Fundamental Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

                           (c) Each party hereto hereby irrevocably and
unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Intercreditor or the other Fundamental Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  5.03. WAIVER OF JURY TRIAL, ETC. EACH PARTY HERETO HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY LITIGATION OR DISPUTE DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS INTERCREDITOR AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. EXCEPT AS PROHIBITED BY LAW, EACH PARTY HERETO WAIVES ANY RIGHT WHICH IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION OR DISPUTE REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS INTERCREDITOR AGREEMENT AND THE OTHER FUNDAMENTAL DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.03.

                  5.04. Counterparts. This Intercreditor Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed signature page to this Intercreditor Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

                  5.05. Headings. The headings of each section of this Intercreditor Agreement are for convenience only and shall not define or limit the provisions thereof.

                  5.06. Successors and Assigns. Whenever in this Intercreditor Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any party that are contained in this Intercreditor Agreement shall bind and inure to the benefit of their respective successors and assigns.

                  5.07. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Intercreditor Agreement. In the event an ambiguity or question of intent or interpretation arises, this Intercreditor Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Intercreditor Agreement.

                  5.08. Severability. In the event any one or more of the provisions contained in this Intercreditor Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  5.09. Amendments. Neither this Intercreditor Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by each party with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 11.11 of the Credit Agreement.

                [REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Intercreditor Agreement as of the day and year first above written.


                                 BANK OF AMERICA, N.A., as Administrative Agent
                                   and Collateral Agent



                                 By:            /s/ Jay T. Wampler
                                    --------------------------------------------
                                    Name:  Jay T. Wampler
                                    Title: Managing Director


                                 CITICORP USA, INC., as Tranche A Administrative
                                   Agent


                                 By:            /s/ Michael C. Becker
                                    --------------------------------------------
                                    Name:  Michael C. Becker
                                    Title: Director


                                 CITIBANK, N.A., as Tranche A Collateral Agent


                                 By:           /s/ Michael C. Becker
                                    --------------------------------------------
                                    Name:  Michael C. Becke
                                    Title: Director

                                   SCHEDULE A
                            PLEDGED EQUITY INTERESTS

1.       OPD Group, Inc.'s ownership of:
         a.       100% of the membership interest of Beaver River, LLC
         b.       100% of the membership interest of Grane Creek, LLC
         c.       100% of the membership interest of Free State Electric, LLC

2. Orion Power Atlantic LLC's ownership of .01% general partnership interest in Orion Power Atlantic, Ltd.

3.       Orion Power Atlantic, Inc.'s ownership of:
         a. 99.99% limited partnership interest in Orion Power Atlantic, Ltd.
         b.       100% of the membership interest of Orion Power Atlantic LLC

4.       Orion Power Development Company, Inc.'s ownership of:
         a.       1,127 shares of OPD Group, Inc.
         b.       1,000 shares of Orion Power Atlantic, Inc.
         c.       1,000 units of the membership interest of Liberty Member, LLC
         d. 1,000 units of the membership interest of MidAtlantic Liberty, LLC
         e. 1,000 units of the membership interest of Liberty MidAtlantic, LLC
         f.       1,000 units of the membership interest of Eddystone Power, LLC

5.       Orion Power Holdings, Inc.'s ownership of:
         a.       100 shares of Orion Power New York GP II, Inc.
         b.       100 shares of Orion Power Operating Services, Inc.
         c.       1,835 shares of Orion Power Development Company, Inc.
         d.       100 shares of Orion Power Marketing and Supply, Inc.

6.       Orion Power Operating Services, Inc.'s ownership of:
         a.       100 shares of Orion Power Operating Services Midwest, Inc.
         b.       100 shares of Orion Power Operating Services Astoria, Inc.
         c.       100 shares of Orion Power Operating Services Coldwater, Inc.
         d.       100 shares of Orion Power Operating Services Carr Street, Inc.
         e.       100 shares of OPOS MidAtlantic, Inc.

7.       Reliant Energy Aurora Development, LLC's ownership of:
         a. a 1% general partnership interest in Reliant Energy Aurora I, LP
         b. a 1% general partnership interest in Reliant Energy Aurora II, LP

8.       Reliant Energy Aurora Holding, LLC's ownership of:
         a. 99% limited partnership interest in Reliant Energy Aurora I, LP
         b. 99% limited partnership interest in Reliant Energy Aurora II, LP
         c. 1,000 units of the membership interests of Reliant Energy Aurora Development, LLC

9. Reliant Energy Aurora I, LP's ownership of a 1% general partnership interest in Reliant Energy Aurora, LP

10. Reliant Energy Aurora II, LP's ownership of a 99% limited partnership interest in Reliant Energy Aurora, LP

11.      Reliant Energy California Holdings, LLC's ownership of:
         a.       1,000 shares of Reliant Energy Coolwater, Inc.
         b.       1,000 shares of Reliant Energy Ellwood, Inc.
         c.       1,000 shares of Reliant Energy Etiwanda, Inc.
         d.       1,000 shares of Reliant Energy Mandalay, Inc.
         e.       1,000 shares of Reliant Energy Ormond Beach, Inc.

12. Reliant Energy Choctaw County, LLC's ownership of 100% of the beneficial interests of Choctaw County Trust

13. Reliant Energy Communications, Inc.'s ownership of 301,000 shares of Insync Internet Services, Incorporated

14.      Reliant Energy Florida Holdings, LLC's ownership of:
         a. 1,000 units of the membership interest of Reliant Energy Indian River, LLC
         b. 1,000 units of the membership interest of Reliant Energy New Smyrna Beach, LLC
         c.       1,000 units of the membership interest of Reliant Energy
                  Osceola, LLC
         d. 1,000 units of the membership interest of Reliant Energy Winter Haven, LLC

15. Reliant Energy Hunterstown, LLC's ownership of 100% of the beneficial interests of Hunterstown Trust

16.      Reliant Energy Mid-Atlantic Development, Inc.'s ownership of:
         a. 100% of the membership interest of Reliant Energy Atlantic, LLC
         b. 100% of the membership interest of Reliant Energy Erie West, LLC
         c.       100% of the membership interest of Reliant Energy Gilbert, LLC
         d. 100% of the membership interest of Reliant Energy Hunterstown, LLC
         e. 100% of the membership interest of Reliant Energy Portland, LLC
         f.       100% of the membership interest of Reliant Energy Seward, LLC
         g.       100% of the membership interest of Reliant Energy Titus, LLC

17. Reliant Energy Net Ventures, Inc.'s ownership of 1,000 shares of Reliant Energy CapTrades Holding Corp.

18. Reliant Energy Northeast Generation, Inc.'s ownership of 1,000 units of the membership interest of Reliant Energy Key/Con Fuels, LLC

19. Reliant Energy Northeast Holdings, Inc.'s ownership of 1,000 shares of Reliant Energy Northeast Generation, Inc.

20.      Reliant Energy Power Generation, Inc.'s ownership of:
         a. 1,000 units of the membership interest of Reliant Energy Arrow Canyon, LLC
         b.       1,000 units of the membership interest of Reliant Energy
                  Bighorn, LLC
         c. 1,000 units of the membership interest of Reliant Energy Desert Basin, LLC
         d. 1,000 units of the membership interest of Reliant Energy Equipment Company, LLC
         e. 1,000 units of the membership interest of Reliant Energy Signal Peak, LLC
         f.       1,000 shares of Reliant Energy Power Operations I, Inc.
         g.       1,000 shares of Reliant Energy Power Operations II, Inc.
         h.       1,000 shares of Reliant Energy Development Services, Inc.

         i. 1,000 units of the membership interest of Reliant Energy Construction, LLC
         j.       1,000 units of the membership interest of Reliant Energy
                  Partsco, LLC
         k. 1,000 units of the membership interest of Reeves County Land Associates, LLC
         l.       1,000 shares of Reliant Energy Sabine (Delaware), Inc.
         m.       1,000 shares of Reliant Energy Sabine (Texas), Inc.
         n.       1,000 shares of Reliant Energy Deer Park, Inc.
         o.       1,000 shares of Reliant Energy Mid-Atlantic Development, Inc.
         p.       1,000 shares of Reliant Energy Shelby Holding Corp.
         q. 1,000 units of the membership interest of Reliant Energy Choctaw County, LLC
         r. 1,000 units of the membership interest of Reliant Energy Florida Holdings, LLC
         s. 1,000 units of the membership interest of Reliant Energy California Holdings, LLC
         t.       1,000 shares of Reliant Energy Northeast Holdings, Inc.
         u. 1,000 units of the membership interest of Reliant Energy Aurora Holding, LLC

21. Reliant Energy Renewables Atascocita GP, LLC's ownership of a 1% general partnership interest in Reliant Energy Renewables Atascocita, LP

22. Reliant Energy Renewables Baytown GP, LLC's ownership of a 1% general partnership interest in Reliant Energy Renewables Baytown, LP

23. Reliant Energy Renewables Blue Bonnet GP, LLC's ownership of a 1% general partnership interest in Reliant Energy Renewables Blue Bonnet, LP

24. Reliant Energy Renewables Coastal Plains GP, LLC's ownership of a 1% general partnership interest in Reliant Energy Renewables Coastal Plains, LP

25. Reliant Energy Renewables Conroe GP, LLC's ownership of a 1% general partnership interest in Reliant Energy Renewables Conroe, LP

26. Reliant Energy Renewables Fort Worth GP, LLC's ownership of a 1% general partnership interest in Reliant Energy Renewables Fort Worth, LP

27.      Reliant Energy Renewables Holdings II, LLC's ownership of:
         a. 99% limited partnership interest in Reliant Energy Renewables Atascocita, LP
         b. 99% limited partnership interest in Reliant Energy Renewables Baytown, LP
         c. 99% limited partnership interest in Reliant Energy Renewables Blue Bonnet, LP
         d. 99% limited partnership interest in Reliant Energy Renewables Coastal Plains, LP
         e. 99% limited partnership interest in Reliant Energy Renewables Conroe, LP
         f. 99% limited partnership interest in Reliant Energy Renewables Fort Worth, LP
         g. 99% limited partnership interest in Reliant Energy Renewables Security, LP

28. Reliant Energy Renewables Security GP, LLC's ownership a 1% general partnership interest in Reliant Energy Renewables Security, LP

29.      Reliant Energy Renewables, Inc.'s ownership of:
         a. 1,000 units of the membership interest of Reliant Energy Renewables Holdings II, LLC
         b. 1,000 units of the membership interest of Reliant Energy Renewables Atascocita GP, LLC
         c. 1,000 units of the membership interest of Reliant Energy Renewables Baytown GP, LLC

         d. 1,000 units of the membership interest of Reliant Energy Renewables Blue Bonnet GP, LLC
         e. 1,000 units of the membership interest of Reliant Energy Renewables Coastal Plains GP, LLC
         f. 1,000 units of the membership interest of Reliant Energy Renewables Conroe GP, LLC
         g. 1,000 units of the membership interest of Reliant Energy Renewables Fort Worth GP, LLC
         h. 1,000 units of the membership interest of Reliant Energy Renewables Security GP, LLC

30.      Reliant Energy Retail Holdings, LLC's ownership of:
         a. 1,000 units of the membership interest of Reliant Energy Customer Care Services, LLC
         b. 1,000 units of the membership interest of Reliant Energy Retail Services, LLC
         c. 1,000 units of the membership interest of Reliant Energy Solutions, LLC
         d.       1,000 units of the membership interest of StarEn Power LLC
         e.       1,000 shares of Texas Star Energy Company
         f. 1,000 units of the membership interest of Reliant Energy Electric Solutions, LLC
         g. 1,000 units of the membership interest of Reliant Energy Solutions Holdings, LLC
         h.       1,000 shares of Reliant Energy Renewables, Inc.

31. Reliant Energy Retail Services, LLC's ownership of 1,000 units of the membership interest of RE Retail Receivables, LLC

32. Sixty-five percent (65%) of Reliant Energy Services International, Inc.'s ownership of 200,000 shares of common stock and 9,010,230 shares of Redeemable Preferred Class A Stock of Reliant Energy Services Canada, Ltd.

33.      Reliant Energy Services, Inc.'s ownership of:
         a. 1,000 units of the membership interest of Reliant Energy Gas Storage, LLC
         b. 1,000 units of the membership interest of Reliant Energy Services Desert Basin, LLC
         c. 1,000 units of the membership interest of Reliant Energy Services Mid-Stream, LLC
         d. 1,000 units of the membership interest of Reliant Energy Services New Mexico, LLC

34. Reliant Energy Seward, LLC's ownership of 100% of the beneficial interests of Seward Trust

35.      Reliant Energy Shelby Development Corp.'s ownership of:
         a. a 1% general partnership interest in Reliant Energy Shelby I, LP
         b. a 1% general partnership interest in Reliant Energy Shelby II, LP

36.      Reliant Energy Shelby Holding Corp.'s ownership of:
         a.       99% of the limited partnership interest in Reliant Energy
                  Shelby I, LP
         b. 99% of the limited partnership interest in Reliant Energy Shelby II, LP
         c.       1,000 shares of Reliant Energy Shelby Development Corp.

37.      Reliant Energy Shelby I, LP's ownership of:
         a.       a 1% general partnership interest in Reliant Energy Shelby
                  County, LP
         b. a 1% general partnership interest in Reliant Energy Shelby County II, LP

38.      Reliant Energy Shelby II, LP's ownership of:
         a.       a 99% limited partnership interest in Reliant Energy Shelby
                  County, LP
         b. a 99% limited partnership interest in Reliant Energy Shelby County II, LP

39.      Reliant Energy Solutions Holdings, LLC's ownership of:
         a.       1,000 units of Reliant Energy Solutions East, LLC
         b.       1,000 units of Reliant Energy Solutions West, LLC

40. Reliant Energy Solutions, LLC's ownership of 1,000 shares of Reliant Energy Solutions California, Inc.

41.      Reliant Resources, Inc.'s ownership of:
         a.       1,000 shares of Reliant Energy Communications, Inc.
         b.       1,000 shares of Reliant Energy Ventures, Inc.
         c.       1,000 shares of Reliant Energy Broadband, Inc.
         d. 9,000,000 shares of Series A Convertible Preferred Stock and 1,000,000 shares of common stock of GuideStreet, Inc.
         e.       1,000 shares of Reliant Energy Net Ventures, Inc.
         f.       1,000 shares of Reliant Resources International Services, Inc.
         g.       1,000 shares of ReliantEnergy.com, Inc.
         h. 1,000 units of the membership interest of Reliant Energy Retail Holdings, LLC
         i.       1,000 shares of Reliant Energy Services, Inc.
         j.       1,000 shares of Reliant Energy Services International, Inc.
         k.       1,000 shares of Reliant Energy Europe Trading & Marketing,
                  Inc.
         l.       1,000 shares of Reliant Energy Power Generation, Inc.
         m.       1,000 shares of Reliant Energy Wholesale Service Company
         n.       1,000 shares of Reliant Energy Trading Exchange, Inc.
         o.       1,000 shares of Orion Power Holdings, Inc.
         p.       1,000 units of the membership interest of Reliant Energy
                  Funding, LLC

                                   SCHEDULE B
                                    GRANTORS

Choctaw County Trust
Hunterstown Trust
Reliant Energy Aurora Development, LLC
Reliant Energy Aurora, LP
Reliant Energy Aurora I, LP
Reliant Energy Aurora II, LP
Reliant Energy Bighorn, LLC
Reliant Energy Choctaw County, LLC
Reliant Energy Coolwater, Inc.
Reliant Energy Construction, LLC
Reliant Energy Desert Basin, LLC
Reliant Energy Electric Solutions, LLC
Reliant Energy Ellwood, Inc.
Reliant Energy Etiwanda, Inc.
Reliant Energy Hunterstown, LLC
Reliant Energy Indian River, LLC
Reliant Energy Mandalay, Inc.
Reliant Energy Ormond Beach, Inc.
Reliant Energy Osceola, LLC
Reliant Energy Power Generation, Inc.
Reliant Energy Retail Holdings, LLC
Reliant Energy Retail Services, LLC
Reliant Energy Services, Inc.
Reliant Energy Seward, LLC
Reliant Energy Shelby County, LP
Reliant Energy Shelby I, LP
Reliant Energy Shelby II, LP
Reliant Energy Solutions, LLC
Reliant Energy Wholesale Service Company
Reliant Resources, Inc.
Seward Trust